modivcare™

Investor Presentation

August 2021

FORWARD LOOKING STATEMENTS

Forward Looking Statements

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These forward-looking may include the incremental impact on our adjusted earnings per share, expected increase in revenues, adjusted EBITDA, Adjusted EBITDA Margin, pro forma net debt and other measures of financial performance, potential future plans, strategies or transactions and other anticipated benefits of the proposed acquisitions, including estimated synergies and customer cost savings resulting from the proposed acquisitions, the expected timing of completion of the proposed acquisition, the estimated costs associated with the proposed acquisition and other statement that are not historical facts. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the risk that a condition to closing of the acquisition may not be satisfied; our ability to integrate our and the acquired businesses successfully and to achieve anticipated synergies; the possibility that other anticipated benefits of the proposed transaction will not be realized; potential litigation relating to the proposed transactions that could be instituted against us or our directors; possible disruptions from the proposed transactions that could harm us and our business, including current plans and operations; potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the acquisitions; potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisitions that could affect our financial performance; continued availability of capital and financing and rating agency actions; legislative, regulatory and economic developments; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management's response to any of the aforementioned factors; the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals' actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers' compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this presentation, whether as a result of new information, future events or otherwise, except as required by applicable law.

Use of Non-GAAP Financial Measures

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, which are non-GAAP financials measures of our Company's performance. It also includes EBITDA and Adjusted EBITDA for our proposed acquisitions. EBITDA is defined by us as income (loss) from continuing operations, net of taxes, or net (income) loss, as applicable, before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated by us as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization; (2) equity in net (gain) loss of investee; (3) certain transaction and related costs; (4) COVID-19 related costs; (5) asset impairment; (6) management fee; (7) severance expense; and (8) integration costs. Reconciliations of the Non-GAAP financial measures to their most directly comparable GAAP financial measures are included at the end of this presentation. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and, except with respect to equity in net (income) loss of investee, is expected to be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from Adjusted EBITDA, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, and they may exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business or our proposed acquisitions.

Today's Presenters

DANIEL E. GREENLEAF *President & CEO*	▪ 18+ years of experience as a President / CEO / Chairman leading public and private healthcare companies through transformation and growth ▪ Successful track-record of operational turnarounds ▪ Former President and CEO of BioSCrip, Chairman and CEO of Home Solutions, and President and CEO of Coram
L. HEATH SAMPSON *Chief Financial Officer*	▪ 30+ years of executive and financial leadership experience in public and private companies ▪ Successful track-record of operationalizing financial and strategic transformations ▪ Previously CEO of Advanced Emissions Solutions, and CFO of SquareTwo Financial and within key business units at First Data Corporation

Executive Summary

- ModivCare Inc. ("MODV", "ModivCare" or the "Acquirer") (NASDAQ: MODV, market capitalization of $2.5 billion[1]), is the nation's largest manager of non-emergency medical transportation ("NEMT") programs for State Governments and Managed Care Organizations ("MCOs") and a leading provider of non-medical home care services to Medicaid patient populations in need of care monitoring and assistance performing activities of daily living
  - Manages NEMT benefits on behalf of MCO Payors and State Governments for healthcare's most vulnerable and costly populations. In 2020, ModivCare managed over 48 million trips for approximately 29 million patients across its national network of 5,700 third-party transportation providers
  - MODV employs 10,000 trained caregivers serving approximately 12,000 patients daily, approximately 20 million hours annually, across seven states, through a collection of locally known and trusted brands, each with its own go-to-market strategy
  - For the LTM Period ending June 30, 2021, MODV generated Revenue of $1,821.5 million and Adjusted EBITDA of $233.7 million (12.8% margin)

- On July 26, 2021, ModivCare entered into a definitive agreement to acquire CareFinders Total Care LLC ("CareFinders", the "Target" or together with MODV the "Combined Company") in an all cash deal for $340 million, or $306 million net of $34 million of net present value tax benefits (the "CareFinders Transaction")
  - CareFinders is one of the largest non-medical home healthcare agencies in the Northeast US, offering a variety of Personal Care and Private Duty Nursing services in the home
  - For the LTM Period ending June 30, 2021, CareFinders generated Revenue of $204.2 million and Adjusted EBITDA of $28.4 million[2] (13.9% margin)

- On August 3, 2021, ModivCare entered into a definitive agreement to acquire VRI (the "Target" or together with MODV the "Combined Company") in an all cash deal for $315 million (the "VRI Transaction")
  - VRI is a leading provider of remote monitoring for elderly and chronically ill clients on behalf of healthcare players across the U.S.
  - For the LTM Period ending June 31, 2021, VRI generated Revenue of $56.6 million and Adjusted EBITDA of $21.0 million (37.2% margin)

- ModivCare intends to finance the CareFinders and VRI Transactions with a mix of cash from its balance sheet, revolver draw, and proceeds from a $400 million, 8-year Senior Unsecured Notes offering

- Pro forma for the Transaction, the Combined Company's Total Leverage and Total Net Leverage will be 3.3x and 3.1x, respectively, based on Pro Forma LTM 6/30/21 Adjusted EBITDA of $283.2 million

(1) *Based on 14.0 million diluted shares outstanding at closing price of $177.84 on 8/6/21*
(2) *Inclusive of synergies with MODV*

Agenda

Transaction Overview

Sources, Uses and Pro Forma Capitalization

($ in millions)

Sources & Uses

Sources			Uses		
New Senior Unsecured Notes due 2029	$	400	Purchase Considerations of CareFinders[1]	$	340
Cash from Balance Sheet		241	Purchase Considerations of VRI[2]		315
Revolver draw		39	Fees & Expenses		25
Total Sources [3]	**$**	**680**	**Total Uses**	**$**	**680**

Pro Forma Capitalization

		Current 6/30/2021	x PF LTM Adj. EBITDA	Adjustments		Pro Forma 6/30/2021	x PF LTM Adj. EBITDA
Cash & Cash Equivalents	$	291		(241)	$	50	
Revolving Credit Facility due 2023 ($225)		-		39		39	
Total Secured Debt	**$**	**-**	**–**		**$**	**39**	**0.1x**
Secured Net Debt	**$**	**(291)**	**nm**		**$**	**(11)**	**nm**
5.875% Senior Unsecured Notes due 2025		500		-		500	
New Senior Unsecured Notes due 2029		-		400		400	
Total Debt	**$**	**500**	**2.1x**		**$**	**939**	**3.3x**
Total Net Debt	**$**	**209**	**0.9x**		**$**	**889**	**3.1x**
Market Capitalization[4]		2,493				2,493	
Total Capitalization	**$**	**2,993**	**12.8x**		**$**	**3,432**	**12.1x**
Equity / Total Capitalization		83%				73%	
PF LTM Adj. EBITDA[5]	**$**	**234**		50	**$**	**283**	
PF Cash Interest Expense		31				54	

(1) Represents a 11.9x purchase multiple based on CareFinder's PF LTM 6/30/21 Adj. EBITDA of $28.4 million
(2) Represents a 14.9x purchase multiple based on VRI's PF LTM 6/30/21 Adj. EBITDA of $21.1 million
(3) CareFinders acquisition was funded with a combination of cash from balance sheet and a RCF draw of ~$130 million, which will be paid down with the proceeds from the proposed Senior Unsecured Notes due 2029 offering
(4) Based on 14.0 million diluted shares outstanding at closing price of $177.84 on 8/6/21
(5) See Financial Overview section for a reconciliation of non-GAAP financial measures. Current MODV PF LTM Adj. EBITDA of $233.7 million is pro foma for Simplura. PF LTM Adj. EBITDA following the transaction includes $4 million in synergies generated from the CareFinders acquisition

Summary of Indicative Senior Unsecured Notes Terms

Issuer	ModivCare Inc.[1]
Guarantors	Each subsidiary of the Borrower that guarantees the existing credit agreement
Issue	$400 million Senior Unsecured Notes (the "Senior Notes")
Term	8 years
Placement Type	144A / Reg S without registration rights "for life"
Interest Rate	TBD
Security	None
Ranking	Senior in right of payment to all existing and future subordinated indebtedness; equal in right of payment with all existing and future senior indebtedness
Optional Redemption	Non-call 3 / 50% / 25%
Equity Clawback	40%
Change of Control Offer	101%
Certain Covenants	Standard covenants for transactions of this type, including, but not limited to, limitations on: Indebtedness, Restricted Payments, Dividend Payments, Transactions with Affiliates, Investments, Liens, Acquisitions and Asset Sales

(1) To be issued by an escrow issuer and proceeds placed into escrow

ModivCare Update

Strategic Vision

Social Determinants of Health are increasingly recognized as the highest contributor to overall health outcomes and **ModivCare** expects to be the one-stop shop for improving health outcomes through **supportive care**


modivcare
Transportation
modivcare
modivcare
Nutrition
Supportive Care
VRI
Remote Monitoring
VRI
Medication Management
Behavioral / Social

- ModivCare offers a **one-of-a-kind suite** of supportive care services
- Solutions **comprehensively address** the social determinants of health
- ModivCare's platform is **technology-enabled** across our solutions
- Focused on serving **29 million Medicaid members and Medicare Advantage** markets
- Utilize real time, actionable **member data and insights** to bend the cost curve and promote early interventions to improve outcomes
- Comprehensive platform allows for **value-based care** offerings

The Leading Provider of SDoH Supportive Care Services

Leading Provider of SDoH Solutions

- ModivCare provides critical supportive care solutions that address the **social determinants of health ("SDoH")**, serving healthcare's most vulnerable populations through three distinct segments:
  - Largest **non-emergency medical transportation ("NEMT") provider** in the U.S.
  - Leading provider of **personal care** in the home
  - Industry-leading provider of **remote patient monitoring ("RPM") solutions**
  - Developing an innovative **nutritional meal delivery** offering
- We hold a **valuable minority equity investment in Matrix Medical** Network

Revenue[1]

($ in millions)



$1,772
$387
$1,385
$1,977
$467
$1,510
$1,775
$407
$1,369
$2,082
$57
$204
$448
$1,373
2018
2019
2020
LTM 6/30/21

Adj. EBITDA[1]

($ in millions)



$124
$51
$73
$104
$53
$51
$213
$43
$169
$283
$21
$28
$43
$191
2018
2019
2020
LTM 6/30/21

■ ModivCare ■ Simplura ■ CareFinders ■ VRI

At-a-Glance[2]

1996 Year Formed	**~5.7K** Transportation Providers
50 States Serviced (NEMT)	**~48M** Trips / Yr. (Gross)
~30M Hours of Care / Yr.	**~29M** Lives Managed
150K+ Patients Served (RPM)	**~16K** Caregivers

(1) 2018 – LTM 6/30/21 figures are pro forma for the acquisition of Simplura, which closed in November 2020
(2) Pro forma for the acquisition of Simplura and acquisitions of VRI and CareFinders

modivcare

Non-Emergency Medical Transportation

Largest NEMT Manager in the U.S. for States and MCOs

- ModivCare provides NEMT services for patients whose limited mobility or financial resources hinders their ability to **access necessary healthcare and social services**
- Contracted with **State Agencies** (49% of 2020 revenue), and **Managed Care Organizations** (51% of 2020 revenue)
- Currently undergoing **operational transformation to modernize** and **automate** NEMT functions in order to elevate member experience and transform into the lowest-cost provider
- NEMT serves as a **unique channel** to provide other needed services

Revenue Breakdown (2020)



By Funding Source
Medicare Advantage
8%
92%
Medicaid



By Contract Type
Other
17%
83%
Capitated (PMPM)

By the Numbers

50 States Serviced	**~29M** Lives Managed
~5.7K Transportation Providers	**~48M** Trips / Yr. (Gross)

Clear Market Leader in a Large and Growing Addressable Market

Estimated U.S. NEMT Market Share[1]



~40%
$4.3B
~11%
MTM
~5%
SOUTHEASTRANS
~4%
veyo
~40%
Other/ Fragmented

- ModivCare is more than **three times** larger than the #2 player
- **National presence and scale matters**
  - Ability to invest in technology and innovation to enhance customer experience
  - Ability to service large national payors
- NEMT market is **expected to grow** at a 6.9%[1] CAGR from 2018-2025

Total Addressable Market



$14.3B
Add ~$6B for adjacent market opportunities (e.g., Workers Comp, VA, Retirees)
Add ~$4B for Medicare Advantage Growth in NEMT
$4.3B
Existing U.S. NEMT Market (est.)
$1.4B
ModivCare (Revenue)(2)

Multiple levers for growth in core NEMT market and adjacencies

Source: Infinium Global Research
(1) Company estimates; based on 2019 data, pro forma for National MedTrans acquisition
(2) LTM 6/30/21 for NEMT segment

Personal Care

The Leading Growth Platform in Personal Home Care

- Acquired Simplura Health Group in November 2020, **one of the largest operators of personal care in the home in the Northeast U.S.,** and announced the acquisition of CareFinders in July 2021, the **leading personal care operator in New Jersey**
- Provides **non-medical home care** services to patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living
- **Large scale operations** in 7 states through a collection of locally known and trusted brands
- **High customer retention rates** and **low employee turnover** vs. industry average
- **Care is moving to the home** – lower costs, better quality of life, favorable health outcomes
- **$55 billion market and growing**

Geographic Footprint and Revenue by State[1]


Multicultural HOME CARE
CAREFINDERS
CAREGIVERS AMERICA
All Metro HEALTH CARE


WV+FL
2%
CT
MA
7%
NJ
11%
NY
39%
PA
36%

By the Numbers[2]

~30M[3] Hours of Care / Yr.	~16K[3] Caregivers
$652M[4] Revenue	~20K[3] Patients

(1) Figures based on 2020 revenue pro foma for Simplura and CareFinders acquisitions for the 6 months ended 6/30/21
(2) Pro foma for acquisition of CareFinders
(3) LTM 3/31/21 pro foma for Simplura and CareFinders acquisitions
(4) LTM 6/30/21 pro foma for Simplura and CareFinders acquisitions

Nutritional Meal Delivery

Large Opportunity in Nutritional Meal Delivery

- ModivCare is **currently developing an innovative nutritional meal delivery program** offering food for insecure patients
- Unique **opportunity for ModivCare to leverage "last mile" presence** as well as our:
  - **Channel expertise**
  - **Logistical expertise**
  - **Technology platform**
  - **Strong customer relationships**
- ~30 proof of concepts and **2+ million meals delivered to date**
- Partnering with a food service provider to **maintain asset light model,** creating an opportunity for joint ventures and **significant upselling opportunities**
- Medicare Advantage plans are **increasingly offering meal-related supplemental benefits**

Large and Growing Addressable Market



$15B
2024E
$9B
Today

$9B market growing ~19% annually to $15B by 2024

Source: McKinsey

Matrix

Overview of Equity Investment in Matrix

- **National network of 4,200 community-based clinicians** who deliver in-home and on-site services
- Advanced engagement approach, help payors **manage risks and close care gaps**
- ModivCare owns a **43.6%** minority stake in the Company
  - Represents additional **"hidden" value** not reflected in ModivCare's reported adjusted EBITDA
- Peer market multiples imply **significant value-creation potential** in a monetization scenario

Business Segments

matrix CLINICAL CARE	matrix CLINICAL SOLUTIONS	matrix CLINICAL TRIALS	matrix CLINICAL LABS
Provides seniors and other at-risk individuals with high quality of care, improved health outcomes, and identify chronic conditions	Design custom workplace health solutions and providing testing, tracing, and clinical care solutions	Rapid and scalable decentralized trial solutions to reach broad and diverse trial participant populations	CLIA-certified and CAP-accredited laboratory that provides diagnostic services and clinical testing support

Financial Summary

($ in millions)



Revenue
Adj. EBITDA
$152
$43
+57%
+29%
$238
$55
1H 2020
1H 2021

Margin: 28.1% 23.1%

Transaction Highlights

Strategic Rationale

Acquisitions of CareFinders and VRI accelerate ModivCare's transition into a technology enabled SDoH platform and strengthens ModivCare's integrated care model

- combining the second largest Personal Emergency Response Systems (PERS) company and leading Personal Care operator in New Jersey with the strength of the largest NEMT operator in the U.S. and leading Personal Care operator in the Northeast
- through VRI that broadens ModivCare's SDoH portfolio and deepens engagement with payors
- adding a strategically valuable partner for ModivCare NEMT in New Jersey
- with innovative solutions and a unique member engagement solution that positions ModivCare on the right side of value based care
- adding a strategic high growth/margin platform and operating team to advance ModivCare's broader technology and data strategy
- with a predictable software-like recurring monthly revenue from VRI and meaningful cost Synergies with CareFinders
- including large cross-sell opportunity across complementary payor and member base

CareFinders Overview

- **Leading personal care provider** in the Northeast, with a scaled presence in New Jersey, Pennsylvania, and Connecticut
  - Caregivers: 6,200
  - Hours: 10 million[(1)]
  - PF Revenue: $204 million[(1)]
- **Payors are primarily Medicaid MCOs**, with a small portion of private pay
- **Strong regional density** in markets with high population density and are over-indexed to senior populations
- ModivCare has provided CareFinders with 85,000 caregiver rides in New Jersey under the executive order following the pandemic

Geographic Overview



Michigan
Ohio
Kentucky
West Virginia
Pennsylvania
Maryland
Virginia
Delaware
District of Columbia
New Jersey
New York
Vermont
New Hampshire
Maine
Massachusetts
Connecticut
Rhode Island
CareFinders

NJ	PA	CT
Serves all counties	Serves 36 eastern counties	Serves 5 counties
Market Size: ~$1B	Market Size: ~$3B	Market Size: ~$1B







Revenue by State[(1)]



CT
5%
PA
35%
60%
NJ

Service Mix[(1)]



Other
Private Pay
4%
7%
89%
Medicaid

(1) LTM 6/30/21 pro forma for CareFinders acquisitions closed during this period

modivcare

VRI Overview

- **National leader in providing Remote Patient Monitoring solutions** to the elderly and chronically ill on behalf of healthcare payors
- Offers a comprehensive suite of services including **Personal Emergency Response Systems ("PERS"), Chronic Condition Monitoring,** and **Data-Driven Member Engagement / Insights Solutions**
- Differentiated and outcomes-driven service model incorporating a **device agnostic** approach with 250+ integrated devices
- **Actively monitor 150K+ health plan members ("clients")** in two 24/7 Care Centers leveraging proprietary technology and data analytics
- **Diverse base of customers** across multiple end markets including Medicare Advantage, State / Managed Medicaid, and Health Systems / Distributors ("Care Partners")

Multi-Faceted Solution Offering

Emergency Response	Chronic Condition Monitoring	Member Engagement / Insight
Mobile PERS	Vitals Monitoring	Engage Educate Empower (E3)
In-Home PERS	Medication Management	

By the Numbers

$57M Revenue[(1)]	**$21M** Adj. EBITDA[(1)]
37% Adj. EBITDA Margin	**Mid-Teens** LT Targeted Revenue CAGR

(1) Represents the LTM period ended 6/30/21

ModivCare's Combined Supportive Care Platform Vision



Home to Care
Meals to Home
Personal Emergency Response Systems (PERS) / Vitals Monitoring
VRI
Simplura
<Data & Insights>
01010101001
0101010101001
01010101001010101001 01
Institutional / In-Patient Care
Payors / States
Care to Home
Medication Management / Transportation

VRI advances this strategy:

- ✓ Adds highly complementary, technology enabled, RPM solutions
- ✓ Deepens payor and member engagement, with a similar contracting model and customer base
- ✓ Meaningfully advances in-home technology and data strategy

Summary Credit Highlights

Summary Credit Highlights

1. Market Leading Service Offering
2. Broadened Addressable Market Through Expanded Solutions Offering
3. Diversified Earnings Profile with Increased Contribution from Recurring Revenue Solutions
4. Compelling Value Proposition to Payors
5. Attractive Financial and Growth Profile
6. Diversified Growth Strategy

① Market Leading Service Offering

NEMT



veyo
~4%
~5%
modivcare
MTM
~11%
~40%
~40%
Other

#1 Market Share

- ✓ Transportation
- ✓ Nutritional meal delivery (in development)

Personal Care



ADDUS
Simplura
LHC
Kindred
2%
Other

Leading Provider

- ✓ Personal hygiene
- ✓ Meal preparation
- ✓ Dressing
- ✓ Adherence

Remote Patient Monitoring



PHILIPS
Lifeline
14-16%
Other
54-62%
VRI
10-12%
BEST BUY
8-10%
ConnectAmerica
6-8%

#2 Market Share[1]

- ✓ Personal emergency response
- ✓ Vitals / chronic condition monitoring
- ✓ Medication management
- ✓ Health plan member engagement

Source: Wall Street research, LEK
(1) Represents Medicaid – PERS

② Broadened Addressable Market Through Expanded Solutions Offering


$78.3B
Add ~$55B for Personal Care Services Market
$23.3B
Add $9B for nutritional meal delivery
$14.3B
Add ~$6B for adjacent market opportunities
$8.3B
Add ~$4B for Medicare Advantage Growth in NEMT
$4.3B
Existing U.S. NEMT Market (est.)
$1.8B
ModivCare (Revenue)
$87.3B
$32.3B
Add ~$9B for Core Total Serviceable RPM Market Opportunity(1)
$23.3B
$14.3B
$8.3B
$4.3B
$2.1B(2)

~$9B increase in addressable market in the remote monitoring industry through the acquisition of VRI, resulting in a $87B total addressable market opportunity

Source: LEK
(1) Serviceable market: spending potential on RPM, reflecting truly addressable population and 100% penetration in the market
(2) Represents the LTM period ended 6/30/21, pro foma for the acquisitions of Simplura, CareFinders and VRI

3 Diversified Earnings Profile with Increased Contribution from High Margin, Recurring Revenue Solutions

modivcare | modivcare + CareFinders Total Care + VRI

LTM 6/30/21 Revenue

($ in millions)



Personal Care
25%
$1,821
75%
NEMT



RPM
Personal Care
3%
31%
$2,082
66%
NEMT

LTM 6/30/21 Adj. EBITDA

($ in millions)



Personal Care
18%
$234
82%
NEMT



RPM
Personal Care
7%
25%
$283
67%
NEMT

- ✓ CareFinders acquisition brings scale and increased density into existing markets
- ✓ VRI's solution offering contributes additional recurring revenue
- ✓ Both transactions are accretive to margin profile

Note: Pie charts are pro forma for Simplura and include $4.0m of synergies related to the acquisition of CareFinders. Figures may not sum up due to rounding.

4 Compelling Value Proposition to Payors

Integrated supportive care model that expands access to care, enhances quality of care and reduces costs

- **Removes transportation as a barrier to care** and a way to improve Social Determinants of Health
- **Facilitates "aging in place" in lower cost settings** (patients homes), over higher cost institutional settings
- Provides **increased connectivity inside of the patient's home**, and **access to unique patient data and information** to close gaps in care and increase patient engagement
- Focus on value-based care solutions and outcomes that **drive lower comprehensive cost of healthcare**
- Leverage data analytics to produce **actionable insights to drive proactive patient interventions**
- **Promotes better patient outcomes** through innovative supporting care solutions that improve quality of care

⑤ Attractive Financial and Growth Profile

Attractive financial profile that is accretive to growth and margins

- Accretive growth and margin profile from the acquisitions of CareFinders and VRI
- Revenue and adj. EBITDA growth over the last several quarters, including the COVID-19 pandemic period, demonstrating resilience of the business
- Stable revenue base characterized by strong client retention rates over the last several years, underscoring the stickiness of ModivCare's solutions
- Asset-light business model with minimal capital needs

Recent Financial Performance



($ in millions)
Revenue
Adj. EBITDA
$367
$282
$321
$399
$454
$474
$16
$56
$55
$42
$48
$53
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Margin:
4.4%
20.0%
17.2%
10.4%
10.6%
11.2%

Minimal Capital Expenditures



($ in millions)
$2
$1
$3
$7
$5
$3
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
% of Sales:
0.4%
0.3%
0.8%
1.9%
1.2%
0.6%

6 Diversified Growth Strategy

Addition of strategic platforms advances broader technology and data strategy

Provide High Quality Supportive Care to At-Risk Populations

- Drive organic growth with existing customers and patients through enhanced breadth of services, expanded payor and referral source relationships, and de novo sites (personal care)
- Continue to allocate capital efficiently to generate strong free cash flows

Strategic Expansion of "one-stop shop" SDoH solution offering

- Build-out comprehensive integrated solutions offering to be the leading provider of an SDoH support services and solutions
- Opportunities to partner and/or acquire providers of behavioral care services, and acquire additional personal care operators

Advance Broader Technology Strategy

- Leverage proprietary technology and analytics infrastructure to synthesize member data and gain insights to drive value
- Utilize real time, actionable member data and insights to bend the cost curve and promote early interventions to improve outcomes

Capitalize on Evolving Medicare Advantage Momentum

- Massive market opportunity and well-established momentum in number of MA plans offering transportation and personal care benefits
- Drive value from member engagement, leveraging increasing demand for data and frequent engagement to drive measureable outcomes for MA plans, as part of value-based care

Financial Summary

Pro Forma Financial Summary

(LTM 6/30/21; $ in millions)

	modivcare	CareFinders Total Care	VRI	Pro Forma
Revenue	$1,821.5	$204.2	$56.6	$2,082.3
Adjusted EBITDA	$233.7	$28.4(1)	$21.0	$283.2
Adjusted EBITDA Margin %	12.8%	13.9%	37.2%	13.6%
Industry Growth	Mid single-digit	Mid-teens	Mid-teens	Blended rate

Note: Modivcare figures pro forma for acquisition of Simplura
(1) Includes synergies

YTD 2021 Financial Review

Revenue

- Revenue growth was primarily driven in the personal care segment through Simplura
- NEMT revenue had also increased due to higher trip volume when compared to 2020 YTD, as trip volume in 2020 was depressed due to the impact of COVID-19, and also benefited from the acquisition of National MedTrans

Adjusted EBITDA

- Adjusted EBITDA increased during the first half of 2021 due to the acquisitions of National MedTrans and Simplura, partly offset by the impact from higher NEMT expenses due to more normalized trip volumes

Notable Events

- In May, announced the acquisition of WellRyde
- In July, announced signing of merger agreement to acquire CareFinders
- In August, announced signing of purchase agreement to acquire VRI and entered into national partnership with Uber Health


NEMT
Personal Care
Revenue
($ in millions)
$928.1
43%
$219.9
$649.5
$649.5
+9%
$708.2
1H 2020
1H 2021
Adj. EBITDA
($ in millions)
$103.2
32%
$19.2
$78.1
$78.1
+8%
$84.0
1H 2020
1H 2021

modivcare

Appendix

EBITDA Adjustments Summary - ModivCare

EBITDA reconciliation					
	Year Ended December 31,			L6M	LTM
($ thousands)	2018	2019	2020	6/30/21	6/30/21
Net income	$18,228	$(4,953)	$89,614	$32,637	$68,638
Provision (benefit) for income taxes	4,684	(573)	24,805	11,807	31,182
Interest expense, net	1,783	850	17,599	16,710	32,571
Depreciation and amortization	15,813	16,816	26,183	24,059	40,361
Loss (income) from discontinued operations, net of tax	37,053	(5,919)	778	-	-
Reported EBITDA	**$40,508**	**$12,140**	**$158,201**	**$85,213**	**$172,752**
1 Stock-based compensation	8,993	5,414	3,930	2,565	4,800
2 Cash settled equity	-	-	15,803	6,545	18,352
3 Equity in net (gain) loss of investees	6,158	29,685	(8,860)	(4,770)	(11,755)
4 Restructuring and related charges	11,546	6,691	6,179	8,128	11,999
5 Transaction costs	7,231	2,693	12,619	7,144	18,642
6 COVID-19 related costs	-	-	1,208	(1,647)	(674)
Total adjustments	**33,928**	**44,483**	**30,879**	**17,965**	**41,364**
Adj. EBITDA	$74,436	$56,623	$189,080	$103,178	$214,116
7 Pre-acquisition EBITDA (Simplura)					19,586
8 Pre-acquisition EBITDA (VRI)					21,036
9 Pre-acquisition EBITDA (CareFinders)					28,428
Total adjustments					**69,050**
Combined Adj. EBITDA					$283,166

Adjustment Detail

To Adj. EBITDA

1. **Stock-based compensation:** Stock-based compensation provided to employees and non-employee directors under the Company's 2006 Long-Term Incentive Plan
2. **Cash settled equity:** Adjusted EBITDA for the year ended December 31, 2020 and the six months ended June 30, 2020 was recast to show the impact of stock-based compensation and cash settled equity, which the Issuer is now including, as of the second quarter ended June 30, 2021, for purposes of this calculation
3. **Equity in net (gain) loss of investees:** The Company's share of net (gain) loss in Matrix, in which it has a 43.6% non-controlling interest. The investment in Matrix is accounted under the equity method of accounting
4. **Restructuring and related charges:** Restructuring and related charges in 2020 include severance and office close costs of $2.930mm and professional fees for strategic initiatives of $3.249mm. For 2019 costs include organizational consolidation costs of $4.027mm, severance costs of $1.673mm, and professional services of $0.991mm
5. **Transaction costs:** Transaction costs in 2020 include fess incurred in the acquisitions of Simplura and National MedTrans. Transaction costs in 2019 include certain transaction-related expenses and Circulation MIP costs
6. **COVID-19 related costs:** Additional costs required for health and safety precautions due to COVID-19
7. **Pre-acquisition EBITDA (Simplura):** Represents LTM 6/30/21 Simplura standalone EBITDA prior to the acquisition date of November 18, 2020
8. **Pre-acquisition EBITDA (VRI):** Represents LTM 6/30/21 VRI standalone EBITDA
9. **Pre-acquisition EBITDA (CareFinders):** Represents LTM 6/30/21 CareFinders standalone EBITDA

EBITDA Adjustments Summary - CareFinders

EBITDA reconciliation		
($ thousands)	L6M 6/30/21	LTM 6/30/21
Net income (loss)	(915)	(829)
Provision (benefit) for income taxes	(108)	(475)
Interest expense, net	2,413	4,470
Depreciation and amortization	5,850	10,767
Reported EBITDA	**$7,240**	**$13,933**
1 Acquisition costs	899	1,639
2 Non-recurring expenses	120	671
3 Revenue adjustment	(299)	(1,566)
4 Out-of-period revenues/expenses	(159)	(824)
5 Covid adjustment	2,281	5,660
6 Other normalizing items	0	(30)
Total adjustments	**2,843**	**5,551**
Adj. EBITDA	**$10,082**	**$19,484**
7 IT insourcing	150	461
8 Rate changes	1,677	3,274
9 Company automobiles	0	18
10 Additional Covid adjustment	(1,246)	(3,735)
11 New acquisitions	553	4,672
12 Prior period audit adjustment	-	253
13 Other normalizing items	(225)	-
14 ModivCare Synergies	2,000	4,000
Total adjustments	**2,910**	**8,944**
PF Adj. EBITDA	**$12,992**	**$28,428**

Adjustment Detail

To Adj. EBITDA

1. **Acquisition costs**: Represents 3rd party diligence costs related to the current sale process and historical acquisition opportunities
2. **Non-recurring expense**: Represents various third party costs associated with one-time projects and director fees
3. **Revenue adjustment**: CFTC has experienced delays in various payments given the impact of the pandemic, which has resulted in the aging of balances to be extended in recent periods
4. **Out-of-period revenues/expenses**: Primarily relates to the reversal of out of period bad debt reserves booked in late fiscal year ended December 31, 2020 and the conversion of the bonus accrual from a cash basis to an accrual basis
5. **COVID-19 adjustment**: Includes a billable hours adjustment to revise the current period results to the average level of hours of service per patient provided. Also includes a COVID-19 expenses and stimulus adjustment which represents the net impact of relief funds received and expenses incurred which directly related to the pandemic
6. **Other normalizing items**: Includes expenses related to discontinued operations and the change of the Chief Financial Officer

To PF Adj. EBITDA

7. **IT insourcing**: CFTC is in process of insourcing several aspects of its IT function. Several of these positions were hired in first quarter ended March 31, 2021 with several of the previously outsourced arrangements reduced/eliminated
8. **Rate changes**: The majority of this adjustment represents the impact of applying the July 2021 rate increase for the New Jersey operations
9. **Company automobiles**: Represents exclusion of certain auto leases and related maintenance
10. **Additional COVID-19 adjustment**: Additional COVID-19 related costs
11. **New acquisitions**: Pro Forma adjustment for acquisitions including Daniel Care, AHQC, PHCA, UHC, ORI, and Classic HC
12. **Prior period audit adjustment**: Represents the reversal of additional bad debt expense proposed by audit relating to fiscal year ended December 31, 2017 and fiscal year ended December 31, 2019 periods
13. **Other normalizing items**: Includes various adjustments related to revenue cycle system transition, hiring of a Chief People Officer, COVID census decline, transition to captive self-insurance, and miscellaneous expense true-up
14. **ModivCare Synergies**: This adjustment adds the synergies expected to be generated from the integration with ModivCare

EBITDA Adjustments Summary - VRI

EBITDA reconciliation		
($ thousands)	L6M 6/30/21	LTM 6/30/21
Net income (loss)	(918)	(2,242)
Provision (benefit) for income taxes	185	330
Interest expense, net	2,138	4,297
Depreciation and amortization	9,232	18,222
Other income / expense	(373)	(1,284)
Reported EBITDA	**$10,264**	**$19,323**
1 Transaction related expenses	179	1,080
2 3G to 4G costs	347	664
3 Integration expenses	--	6
4 Board fees	35	111
5 Bonus normalization	--	98
6 Other normalizing items	--	(246)
Total adjustments	**561**	**1,712**
Adj. EBITDA	$10,825	$21,036

Adjustment Detail

To Adj. EBITDA

1. **Transaction related expenses**: VRI incurred legal, accounting, consulting other miscellaneous professional fees in connection with the contemplated transaction and other transactions during the Historical Period
2. **3G to 4G costs**: In 2020 VRI began replacing monitoring devices utilizing the 3G network to 4G. This conversion is expected to be completed by the end of 2021. VRI incurred incremental contract labor, shipping, and variable employee costs ("swap team") to carry out this transition
3. **Integration expenses**: VRI incurred incremental expenses related to integrating the acquisitions of three care partners in late 2019 and early 2020
4. **Board fees**: Represents compensation paid to the outside board of directors that may not exist post close
5. **Bonus normalization**: Represents a normalization of bonus expense to exclude non-recurring multi-year bonuses and reflect monthly recurring bonus levels consistent with ultimate annual payouts
6. **Other normalizing items**: Includes adjustments to normalize rent expense, non-recurring payment from State of Ohio to provide COVID assistance, non-income taxes included in Income Tax, and the exclusion of Class B shares expense

EBITDA Adjustments Summary - Matrix

ModivCare Inc.
Unaudited Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA: Matrix Medical Network
(in thousands)

	Six months ended June 30,	
	2021	**2020**
Revenue	$ 238,372	$ 151,971
Operating expense	201,639	118,710
Depreciation and amortization	16,576	19,676
Operating income	20,157	13,585
Interest expense, net	8,166	10,719
Provision for income taxes	3,507	331
Net income	8,484	2,535
Depreciation and amortization	16,576	19,676
Interest expense	8,166	10,719
Provision for income taxes	3,507	331
EBITDA	36,733	33,261
Management fees	2,292	1,669
Integration costs	155	—
Severance costs	232	937
Restructuring expense	10,214	—
COVID-19 related costs	947	5,092
Transaction costs	4,422	1,754
Adjusted EBITDA	$ 54,995	$ 42,713

Pro Forma Organizational Structure

The following diagram illustrates our organizational structure, after giving effect to the transactions



$225.0 million Revolving Credit Facility due 2023
$500.0 million Senior Unsecured Notes due 2025
$400.0 million Senior Unsecured Notes due 2029
ModivCare, Inc. (DE)
NASDAQ: MODV
Prometheus Holdco, LLC (DE)
(43.6% equity investment in matrix medical)
ModivCare Solutions, LLC (DE)
Socrates, LLC (DE)
CareFinders Total Care LLC (DE)
VRI Intermediate Holdings, LLC (DE)
Circulation, Inc. (DE)
Health Trans, Inc. (DE)
National MedTrans, LLC (NY)
Provado Technologies, LLC (FL)
Red Top Transportation, Inc. (FL)
Ride Plus, LLC (DE)
OEP AM, Inc. (DE)
Domestic Subsidiaries
Domestic Subsidiaries
Domestic Subsidiaries
AM Intermediate Holdco, Inc. (DE)
AM Holdco, Inc. (DE)
All Metro Health Care Services, Inc. (DE)
CGA Holdco, Inc. (DE)
Multicultural Home Care, Inc. (MA)
A&B Homecare Solutions, LLC (CT)
All Metro Home Care Services, Inc. (DE)
Cargegivers America, LLC (PA)
Helping Hand Home Healthcare Agency, Inc. (MA)
Arsens Home Care Inc. (PA)
Other Immaterial Subsidiaries (non-guarantors)
Domestic Subsidiaries(1)
Legend
Issuer
Subsidiary Guarantor
Non-Guarantor

(1) New York entities will not provide guarantees until receipt of regulatory approval

ModivCare's One-stop Shop for Whole Member Non-Clinical Care Solutions

Direct control with exiting offerings | Potential area of influence | N/A

Non-virtual clinical care

Traditional care for members' medical needs

Virtual care

Access to telehealth specialists and AI-enabled technologies (e.g., algorithm-based treatment options)



Providers in traditional care settings
Remote monitoring
Telehealth
Living condition
Meal preparation
Daily living activities (e.g., hygiene, ambulation)
Isolation
Housing
Access to meals
Transportation
Home health
Care manager

SDoH

Interventions targeting all aspects of social determinants of health

Home care

Personal care services to support individual in daily living activities

ModivCare expected to:

- ✓ Integrate existing offerings into one-of-kind SDoH platform
- ✓ Sell solutions through expansive established Medicaid and Medicare Advantage channel

COVID-19 Response

- Our top priority is protecting the **health and safety** of teammates, transportation partners and members
- We have **innovated our services** to meet evolving needs during the pandemic
  - Providing members with access to food
  - Transport of healthcare professionals
- We are **supporting our transportation providers**
  - Financial assistance program
  - Waivers on timely filing
- We are **well positioned to withstand the storm**
  - Essential services
  - Risk mitigation program in place
  - Short-term benefit from lower member utilization – capitated contracts
  - Increase in Medicaid enrollment







Major Trends in Healthcare, Some With Implications for ModivCare

Trends with significant impact on ModivCare

Healthcare cost and outcomes	Overall **healthcare costs** are rising faster than wages or inflation
	Chronic diseases are becoming more prevalent straining healthcare costs
	Social Determinants of Health (SDoH) are the largest contributors to health outcomes, leading to higher emphasis from payers and governments
Care setting and enabling technology	**Care settings** continue to shift from facilities to homes enabled by remote monitoring and personal services
	The rise of **Virtual Care** is being accelerated by COVID
	Technology is driving **profit pool growth** through optimization and service integration
	Consumers are demanding an increasingly robust **digital experience**
Government programs	**Medicare and Medicaid member growth** is on the rise, including through new channels (e.g. Direct Contracting)
	Medicaid programs are facing significant **financial sustainability pressures**
	Governments and payers are increasingly demanding **value-based care** models
Labor	**Workforce shortages** are straining multiple industries including healthcare

Multiple Market Tailwinds Driving Growth for NEMT

- Medicaid enrollment increasing **5-10%** near term
- **Medicare Advantage ("MA")** market projected to grow from ~$400M today to **$4B+** over next decade
- **Rapidly aging population** is expected to drive increased demand for NEMT services as age 65+ members seek more community-based care, such as day-care facilities
- Increased emphasis on **SDoH**
- Focus on **value-based care** and outcomes that drive lower comprehensive cost of health care
- Biden administration stance on **tackling inequality in healthcare**
- Formal **enactment of essential Medicaid benefit** covering NEMT (December 2020)

Medicaid Expenditures[1]


($ in billions)
~6% CAGR
$402
$629
~$1,000
2010A
2018A
2026E
Beneficiaries: (lives in millions)
~55
~73
~82

Medicare Advantage Enrollment[2]


(lives in millions)
8% CAGR
10% CAGR
14 16 17 18 19 20 22 23 28 30 32 35 38
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

(1) Centers for Medicare & Medicaid Services
(2) Medicare Advantage membership from KFF and Medicare Advantage members with NEMT benefits from Health Affairs

modivcare

Personal Home Care is a Highly Compelling Industry Opportunity

Home health is supported by positive demographic trends and is well positioned for value-based care as the lowest cost care setting

Daily Average Number of U.S. Population Turning 64 Years Old



(thousands)
Baby Boomers Begin Turning 65
5.5 5.5 5.8 6.2 7.2 7.3 9.8 9.3 9.6 10.2 10.8 11.3 11.3 11.6 11.4
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028

65-85 Years Old U.S. Population



(millions)
% of Population
15% 17% 21% 22% 22% 23%
49 56 73 81 86 95
2016 2020E 2030E 2040E 2050E 2060E

Daily Cost of Care by Setting



$2,882
$1,512
$1,415
$388
$189
~95% Cost Savings
Hospital LTACH IRF SNF Homecare

Medicaid LTSS Spend by HCBS vs Institutional



73% 65% 57% 51% 57%
27% 36% 43% 49% 43%
2000 2004 2008 2012 2016
Institutional LTSS
Home and Community-Based Services

Source: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services

Significant Growth Opportunity through Medicare Advantage and Medicaid

Multiple tailwinds driving demand for VRI's solutions in MA and Medicaid patient populations

Positive Market Trends Are Expected to Increase Adoption

Increasing Level of Impact

- Increasing desire of seniors & individuals to "age-in-place"
- Expanding insurance coverage
- Shifting focus to value-based care models
- Increased chronic disease prevalence
- Decreasing stigma for technology
- COVID-19

Growing Senior Population
(in millions)



Age 65-85
Age 85+
63
56
7
2020E
73
65
8
2025E
82
73
9
2030E
90
78
12
2035E

Growing Medicaid and MA Enrollment
(in millions)



Managed Medicaid
10% CAGR
26
42
53
67
2010
2014
2018
2020
Medicare Advantage
8% CAGR
11
16
20
23
2010
2014
2018
2020

Increasing Prevalence of Chronic Conditions
(in millions)



U.S. Population with Chronic Disease
133
171
2005
2030E

Sources: LEK, Administration on Aging: Profile of Older Americans, Kaiser Family Foundation, AARP, Population Reference Bureau

Overview of ModivCare's Major NEMT Contract Types

	Category	% of revenue	Description	Rights to revenue: Revenue model	Rights to revenue: Amount invoiced
Capitated	Full-Risk	83%	ModivCare receives a fixed payment per month for each member ("PMPM" or "per member per month"); those PMPM fees remain the same regardless of how many or how few times the member utilizes ModivCare's services (usage) and how much cost is incurred in providing those services (fulfillment costs)	Membership X contractual PMPM	Membership X contractual PMPM
Capitated	Reconciliation		Similar to Capitated at-risk contracts; however, total fees are trued up if actual costs incurred deviate outside of predefined boundaries. This type of contract is typically used on a temporary basis during the early stage of a contractual relationship (i.e., before ModivCare and the customer have sufficient experience to form expectations of utilization / cost)	Membership X applicable contractual PMPM[1]	Membership X contractual PMPM
Capitated	Fixed Fee		ModivCare receives a fixed fee at contract inception as defined in the contract; fee is not subject to true-up	Annual fixed fee / 12 months	Annual fixed fee / 12 months
Other	Fee-for-service	17%	ModivCare receives a fixed fee for each service it performs; this fee constitutes costs incurred plus an agreed-upon margin	Verified paid costs + estimated costs incurred + contractual markup	Verified paid costs + contractual markup
Other	Administrative services only (ASO)		ModivCare receives an administrative fee as specified in the customer contract and embedded in a PMPM; in most cases, ModivCare pays vendors (i.e., within the ModivCare network) on behalf of the customer and invoices the customer for those costs plus an agreed-upon fee	Verified paid costs + estimated costs incurred + (membership X PMPM admin fee)	Verified paid costs + (membership X PMPM admin fee)

(1) Reconciliation contracts specify various PMPM rates ModivCare should apply depending on the amount of costs incurred